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                                                                    Exhibit 24.1


                               POWER OF ATTORNEY
      Teledyne Technologies Incorporated - 2004 Annual Report on Form 10-K

      The undersigned directors of Teledyne Technologies Incorporated, a Delaware corporation ("Teledyne"), do hereby constitute and appoint John T. Kuelbs and Melanie S. Cibik, or either one of them, our true and lawful attorneys and agents, to execute, file and deliver the Annual Report on Form 10-K of Teledyne for its 2004 fiscal year ("Form 10-K"), in our name and on our behalf in our capacities as directors of Teledyne as listed below, and to do any and all acts or things, in our name and on our behalf in our capacities as directors of Teledyne as listed below, which said attorneys and agents, or either one of them, may deem necessary or advisable to enable Teledyne to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Form 10-K (including without limitation executing, filing and delivering any amendments to the Form 10-K), and the undersigned do hereby ratify and confirm all that said attorneys and agents, or either one of them, shall do or cause to be done by virtue hereof.

      Witness the due execution hereof as of February 22, 2005.


/s/ Robert P. Bozzone                     Director
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Robert P. Bozzone


/s/ Frank V. Cahouet                      Director
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Frank V. Cahouet


/s/ Diane C. Creel                        Director
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Diane C. Creel


/s/ Charles Crocker                       Director
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Charles Crocker


/s/ Simon M. Lorne                        Director
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Simon M. Lorne


/s/ Paul D. Miller                        Director
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Paul D. Miller


/s/ Charles J. Queenan, Jr.               Director
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Charles J. Queenan, Jr.


/s/ Michael T. Smith                      Director
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Michael T. Smith